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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 25, 1998


                          Hyperion Software Corporation
                   -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                   -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-19538                                          06-1326879
    (Commission File Number)                (I.R.S. Employer Identification No.)


900 Long Ridge Road, Stamford, Connecticut                  06902
(Address of Principal Executive Offices)                 (Zip Code)


                                 (203) 703-3000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

        On May 25, 1998, Hyperion Software Corporation ("Hyperion"), Arbor Software Corporation ("Arbor") and HSC Merger Corp. entered into an Agreement and Plan of Merger. The merger contemplated therein will be effected by the issuance of 0.95 shares of Arbor common stock for each share of Hyperion common stock. Concurrent with the exchange, the continuing company will be renamed Hyperion Solutions Corporation. The merger is subject to a number of customary closing conditions, including antitrust approval and approval by the stockholders of Arbor and Hyperion. A copy of the Agreement and Plan of Merger is attached to this Form 8-K as Exhibit 2.1.





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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (a)      Financial statements of businesses acquired:

                  Not Applicable.

         (b)      Pro forma financial information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index attached hereto.





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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                Description
--------------                -----------

         2.1 Agreement and Plan of Merger among Hyperion Software Corporation, Arbor Software Corporation and HSC Merger Corp., dated May 25, 1998

         99.1          Press Release, dated May 26, 1998, relating to the merger




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 HYPERION SOFTWARE CORPORATION
                                        (Registrant)


Date:  May 28, 1998              By: /s/ Michael A. Manto
                                     ----------------------------------------
                                     Michael A. Manto
                                     Vice President and Corporate Controller